WILLAMETTE INDUSTRIES

                         1999 DEFERRED COMPENSATION PLAN

                                  FOR DIRECTORS









                            Effective January 1, 2000

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I         PURPOSE; EFFECTIVE DATE....................................1

ARTICLE II        DEFINITIONS................................................1

        2.1    Account.......................................................1

        2.2    Beneficiary...................................................1

        2.3    Board.........................................................1

        2.4    Committee.....................................................1

        2.5    Company.......................................................1

        2.6    Compensation..................................................1

        2.7    Determination Date............................................1

        2.8    Earnings......................................................1

        2.9    Mirror Investment Fund........................................2

        2.10   Participant...................................................2

        2.11   Participation Agreement.......................................2

        2.12   Plan..........................................................2

        2.13   Retirement....................................................2

        2.14   Subaccount....................................................2

ARTICLE III       PARTICIPATION AND DEFERRALS................................3

        3.1    Eligibility and Participation.................................3

        3.2    Form of Deferral..............................................3

        3.3    Selection of Mirror Investment Fund...........................3

        3.4    Continuation of Deferral Amount...............................3

        3.5    Suspension....................................................4

ARTICLE IV        DEFERRED COMPENSATION ACCOUNT..............................4

        4.1    Account.......................................................4

        4.2    Timing of Credits; Withholding................................4

        4.3    Determination of Accounts and Subaccounts.....................4

        4.4    Vesting of Accounts...........................................4

        4.5    Statement of Accounts.........................................4

ARTICLE V         MERGER OF PRIOR DEFERRED COMPENSATION PLAN.................5

        5.1    Merger........................................................5


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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                           PAGE

        5.2    Current Directors.............................................5

        5.3    Former Directors..............................................5

ARTICLE VI        TERMINATION OF RETIREMENT PLAN.............................5

        6.1    Termination...................................................5

        6.2    Current Directors.............................................5

        6.3    Former Directors..............................................6

ARTICLE VII       PLAN BENEFITS..............................................6

        7.1    Retirement; Death.............................................6

        7.2    Form of Benefits..............................................6

        7.3    Death.........................................................6

        7.4    Accelerated Distribution......................................7

        7.5    Valuation Date................................................7

        7.6    Payment to Guardian...........................................7

        7.7    Election......................................................7

ARTICLE VIII      BENEFICIARY DESIGNATION....................................8

        8.1    Beneficiary Designation.......................................8

        8.2    Amendments....................................................8

        8.3    No Beneficiary Designation....................................8

ARTICLE IX        ADMINISTRATION.............................................8

        9.1    Committee; Duties.............................................8

        9.2    Agents........................................................8

        9.3    Binding Effect of Decisions...................................9

        9.4    Indemnity of Committee........................................9

ARTICLE X         CLAIMS PROCEDURE...........................................9

        10.1   Claim.........................................................9

        10.2   Denial of Claim...............................................9

        10.3   Review of Claim...............................................9

        10.4   Final Decision................................................9

ARTICLE XI        AMENDMENT AND TERMINATION OF PLAN.........................10

        11.1   Amendment....................................................10


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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                           PAGE

        11.2   Company's Right to Terminate.................................10

ARTICLE XII       MISCELLANEOUS.............................................10

        12.1   Unfunded Plan................................................10

        12.2   Unsecured General Creditor...................................11

        12.3   Trust Fund...................................................11

        12.4   Nonassignability.............................................11

        12.5   Governing Law................................................11

        12.6   Validity.....................................................11

        12.7   Notice.......................................................11

        12.8   Successors...................................................12


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
                              WILLAMETTE INDUSTRIES

                         1999 DEFERRED COMPENSATION PLAN

                                  FOR DIRECTORS



                                   ARTICLE I

                             PURPOSE; EFFECTIVE DATE
                             -----------------------

               The purpose of this Deferred Compensation Plan is to provide current tax planning opportunities for Directors of Willamette Industries, Inc. It is intended that the Plan will aid in attracting and retaining persons of exceptional ability to serve as Directors. The Plan shall be effective as of January 1, 2000.

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

               Whenever used in this document, the following terms shall have the meanings set forth in this Article unless a contrary or different meaning is expressly provided:

               2.1 Account. "Account" means the device used by the Company to measure and determine the amounts to be paid to a Participant under the Plan. Each Account shall consist of one (1) or more Subaccounts.

               2.2 Beneficiary. "Beneficiary" means the person, persons, or entity entitled under Article VIII to receive any Plan benefits payable after a Participant's death.

               2.3 Board. "Board" means the Board of Directors of the Company.

               2.4 Committee. "Committee" means the committee appointed by the Board to administer the

Plan pursuant to Article IX.

               2.5 Company. "Company means Willamette Industries, Inc., an Oregon corporation.

               2.6 Compensation. "Compensation" means director fees (annual retainer, and board and committee meeting attendance fees).

               2.7 Determination Date. "Determination Date" means the last day of each calendar month.

               2.8 Earnings. "Earnings" for each Subaccount means the rate of growth credited or debited to the Subaccount on each Determination Date in a calendar year, which shall


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

be  credited  or  debited at the rates  described  in the  definition  of Mirror
Investment Fund (Section 2.9). "Earnings" for an Account shall mean the aggregate Earnings for each Subaccount making up the Account.

               2.9 Mirror Investment Fund. "Mirror Investment Fund" means each fund selected by a Participant pursuant to Article III. Each Mirror Investment Fund shall be a phantom investment fund, which shall be credited with earnings (whether a gain or a loss) at the same rate as one (1) of the investment funds offered by the Willamette Industries Stock Purchase Plan (or any successor defined contribution plan maintained by the Company that qualifies under Sections 401(a) and 401(k) of the Internal Revenue Code). As of January 1, 2000, there are five (5) Mirror Investment Funds whose deemed earnings will track the earnings of the following Stock Purchase Plan investment funds:

               (a) The Investment Contract Fund

               (b) The Balanced Index Fund

               (c) The Value Index Fund

               (d) The Growth Index Fund

               (e) The Institutional Index Fund

               2.10 Participant. "Participant" means any Director of the Company who has elected to defer Compensation under this Plan or who is credited with an opening Account balance under Article V or VI.

               2.11 Participation Agreement. "Participation Agreement" means the agreement submitted by a Participant to the Committee specifying the amount to be deferred beginning with the agreement's effective date.

               2.12 Plan. "Plan" means this 1999 Deferred Compensation Plan for Directors as amended from time to time.

               2.13 Retirement. The date on which the Participant ceases to be a Director of the Company or, if the Participant has so elected, the later of (a) the date on which the Participant ceases to be a Director of the Company, or (b) the date on which the Participant retires from the Participant's principal occupation.

               2.14 Subaccount. "Subaccount" means the device used by the Company to measure and determine the amount of deferrals allocated to each Mirror Investment Fund selected by the Participant, and the Earnings allocated therein.

                                  ARTICLE III

                           PARTICIPATION AND DEFERRALS
                           ---------------------------

               3.1 Eligibility and Participation.

               (a) Eligibility. Eligibility to participate in the Plan shall be limited to Directors of the Company.

               (b) Participation. A Director may elect to participate in the Plan by submitting a Participation Agreement to the Committee. An initial or amended Participation Agreement may be submitted at any time, but an amended Participation Agreement shall not be effective until the date (the "effective date") which is 120 days after the date the amended Participation Agreement is submitted. The effective date of an initial Participation Agreement is the date it is submitted to the Committee.

               3.2 Form of Deferral. A Participant may elect in the Participation Agreement to defer all or any portion of the Compensation that is payable to the Participant on or after the effective date referred to in Section 3.1(b). The amount to be deferred shall be stated as a flat percentage; the percentage may be different for the annual retainer fee than for the meeting attendance fees.

               3.3 Selection of Mirror Investment Fund.

               (a) As of each selection date, a Participant shall select the Mirror Investment Fund(s) in which the Participant wishes to have future deferrals deemed invested, and may also change the selection of Mirror Investment Fund(s) in which existing Account balances attributable to past deferrals are to be thereafter deemed invested. Unless and until the Committee determines otherwise, the selection dates shall be each December 31 and June 30.

               (b) The selection with respect to future deferrals may be of any combination of one (1) or more of the Mirror Investment Funds as long as at least the required minimum percentage is allocated to each of the Mirror Investment Funds selected. Similarly, the selection with respect to existing Account balances may be of any combination of one (1) or more of the Mirror Investment Funds as long as at least the required minimum percentage is allocated to each of the Mirror Investment Funds selected. The allocation among Mirror Investment Funds with respect to existing Account balances need not be the same as for future deferrals. Unless and until the Committee determines otherwise, the required minimum percentage to be allocated to a Mirror Investment Fund shall be 5%.

               3.4 Continuation of Deferral Amount. The amount to be deferred under a Participation Agreement shall remain in effect until the effective date of an amended Participation Agreement as described in Section 3.1(b) or the effective date of a notice of suspension as described in Section 3.5.


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

               3.5 Suspension. A Participant may elect to suspend deferrals by submitting a notice of suspension to the Committee. A notice of suspension may be submitted at any time, but it shall not be effective until the date (the "effective date") which is 120 days after the date the notice is submitted. The notice must specify the period (the "suspension period") which begins with the effective date and during which no Compensation shall be deferred. The suspension period may be for any period, but it must be a minimum of 120 days, and may be for an indefinite period. Deferrals will be resumed after the end of the suspension period in accordance with the Participant's existing Participation Agreement. If the Participant specified an indefinite suspension period, deferrals may not be resumed until the effective date of an amended Participation Agreement submitted by the Participant as described in Section 3.1(b).

                                   ARTICLE IV

                          DEFERRED COMPENSATION ACCOUNT
                          -----------------------------

               4.1 Account. The amounts deferred by a Participant under the Plan and Earnings shall be credited to the Participant's Account. Separate Subaccounts will be maintained to reflect Mirror Investment Fund selections. The Account and Subaccounts shall be bookkeeping devices utilized for the sole purpose of determining the benefits payable under the Plan and shall not constitute a separate fund of assets.

               4.2 Timing of Credits; Withholding. A Participant's deferred Compensation shall be credited to the Account and Subaccounts at the time it would have been payable to the Participant.

               4.3 Determination of Accounts and Subaccounts. Each Participant's Account and Subaccount(s) as of each Determination Date shall consist of the balance of the Account and Subaccount(s) as of the immediately preceding Determination Date, adjusted as follows:

               (a) New Deferrals. The Account and Subaccount(s) shall be increased by any deferred Compensation credited since such Determination Date.

               (b) Distributions. The Account and Subaccount(s) shall be reduced by any benefits distributed to the Participant since such Determination Date.

               (c) Earnings. The Account and Subaccount(s) shall be increased by the Earnings credited on the average daily balance in the Account and each Subaccount since such Determination Date.

               4.4 Vesting of Accounts. Except as otherwise provided in Section 7.4, each Participant shall be one hundred percent (100%) vested at all times in the amounts credited to such Participant's Account, Subaccount, and Earnings thereon.

               4.5 Statement of Accounts. The Committee shall give to each Participant a statement showing the balances in the Participant's Account and Subaccount(s) on a quarterly basis and at such other times as may be determined by the Committee.


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

                                   ARTICLE V

                   MERGER OF PRIOR DEFERRED COMPENSATION PLAN
                   ------------------------------------------

               5.1 Merger. The Deferred Compensation Plan for Directors that was adopted in 1983 ("the prior plan") is merged with and into this Plan effective January 1, 2000.

               5.2 Current Directors. The prior plan's "Deferred Fee Account" balances as of December 31, 1999, for those Directors who are deferring under the prior plan shall be deemed to be their opening Account balance as of January 1, 2000, under this Plan, and will be subject to all the terms and conditions of this Plan. However, elections made under the prior plan as to the form and timing of payments (annual or quarterly payments, time when payments are to commence, period over which installments are to be made) shall, even though the form and timing may not be among the choices under this Plan, remain effective until superseded by a valid election made under this Plan as provided in Section
7.7 (the election will not be considered as the Participant's first election, so in order to be valid, the election must be made no later than December 31 of the second calendar year preceding the calendar year in which the earlier of Retirement or death occurs). The percentage elected to be deferred under the prior plan shall remain effective under this Plan until the effective date of an amended Participation Agreement as described in Section 3.1(b) or the effective date of a notice of suspension as described in Section 3.5.

               5.3 Former Directors. With respect to a former Director who is entitled to receive payments under the prior plan, this Plan will make such payments under the same terms and conditions as they would have been made under the prior plan, including the monthly crediting of the Account with the interest rate specified in the prior plan.

                                   ARTICLE VI

                         TERMINATION OF RETIREMENT PLAN
                         ------------------------------

               6.1 Termination. The Retirement Plan for Nonemployee Directors that was adopted in 1989 ("the retirement plan") is terminated effective December 31, 1999.

               6.2 Current Directors. The actuarially-determined present value of projected future benefits as of December 31, 1999, for those Directors who were eligible for the retirement plan shall be deemed to be their opening Account balance (or deemed to be included in their opening Account balance, for a Director who otherwise has an opening Account balance under Section 5.1), as of January 1, 2000, under this Plan, and will be subject to all the terms and conditions of this Plan. However, the form and timing of payments of the Account (to the extent attributable to the 1989 retirement plan) shall, until superseded by a valid election made under this Plan as provided in Section 7.7, be monthly installments over a period of 120 months commencing with the first day of the first calendar month following the month in which the Participant ceased to be a Director of the Company; in the event of the Participant's death prior to complete distribution of the Participant's Account, installment payments are to be made to the

Beneficiary over the 120-month installment period (or over the remainder of the period). The foregoing form and timing of payments of the Account (to the extent attributable to the 1989 retirement plan) may be superseded by an election under
Section 7.7, but the election will not be considered as the Participant's first election, so in order to be valid, the election must be made no later than December 31 of the second calendar year preceding the calendar year in which the earlier of Retirement or death occurs).

               6.3 Former Directors. With respect to a former Director who is currently receiving payments under the retirement plan, this Plan will continue such payments under the same terms and conditions as they would have been made under the retirement plan (including the cessation of payments on the earlier of the death of the former Director or his receipt of the maximum number of payments under the terms of the retirement plan).

                                   ARTICLE VII

                                  PLAN BENEFITS
                                  -------------

               7.1 Retirement; Death. A Participant shall become entitled to payment of the Participant's Account upon the occurrence of the Participant's Retirement as defined in Section 2.13. If the Participant dies (whether before or after Retirement has occurred), the Participant's Beneficiary shall be entitled to payment of the Account.

               7.2 Form of Benefits. Except as provided below, benefits as a result of Retirement or death shall be paid in the form elected by the Participant in accordance with Section 7.7. Forms of benefit payment shall be:

               (a) A lump sum amount which is equal to the applicable Account balance.

               (b) Monthly  installments  of the Account  over a period of sixty
       (60), one hundred twenty (120), or one hundred eighty (180) months. Earnings on the unpaid balance shall continue to be credited to Subaccounts at the appropriate Mirror Investment Fund rate.

               Notwithstanding an installment election, if the Participant's Account is fifty thousand dollars ($50,000) or less on the valuation date referred to in Section 7.5, the benefit shall be paid in a lump sum.

               7.3 Death. A Participant who elects payment of benefits in the form of installments may also elect in accordance with Section 7.7 whether, in the event of the Participant's death prior to complete distribution of the Participant's Account:

               (a) The remaining amount of the Participant's Account is to be paid in a lump sum to the Beneficiary (in which case payment shall be made within sixty (60) days after the date of death), or

               (b) Installment payments are to be made to the Beneficiary over the elected installment period (or over the remainder of the period).


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

               7.4 Accelerated Distribution. Notwithstanding any other provision of the Plan, a Participant at any time shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of the Account balance as of the Determination Date immediately preceding the date on which the Committee receives the written request. The remaining balance shall be forfeited by the Participant and the Participant shall no longer be eligible to participate in the Plan from that date forward. The amount payable under this section shall be paid in a lump sum within sixty
(60) days following the receipt of the notice by the Committee from the Participant.

               7.5 Valuation Date. The last day of the month in which the earlier of Retirement or death occurs shall be the valuation date.

               The amount of a lump sum payment shall be based on the value of the Participant's Account on the valuation date. Payments shall be made or commence within thirty (30) days after the valuation date.

               7.6 Payment to Guardian. If a distribution is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Committee may direct payment to the guardian, legal representative, or person having the care and custody of such minor, incompetent, or person. The Committee may require proof of incompetence, minority, incapacity, or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Committee from all liability with respect to such benefit.

               7.7 Election. Under procedures fixed by the Committee, each Participant shall have the right to elect:

               (a) Between the Retirement date alternatives described in 2.13;

               (b) Among the forms of distribution described in Section 7.2; and

               (c) Whether (if installment payments are to be made) the installment payments will be accelerated or continued in the event of the Participant's death as described in Section 7.3.

               A Participant may revoke an election and make a new election. An election shall apply to the entire amount of the Participant's Account. In order to be valid, however, the election (unless it is the Participant's first election) must be made no later than December 31 of the second calendar year preceding the calendar year in which the earlier of Retirement or death occurs; a new election made either during the calendar year in which the earlier of Retirement or death occurs or during the immediately prior calendar year shall not be valid.


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

                                  ARTICLE VIII

                             BENEFICIARY DESIGNATION
                             -----------------------

               8.1 Beneficiary Designation. Each Participant shall have the right, at any time, to designate one (1) or more persons or an entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of a Participant's death prior to complete distribution of the Participant's Account. Each Beneficiary designation shall be in a written form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime.

               8.2 Amendments. Any designation of Beneficiary may be changed by a Participant without the consent of such Beneficiary by the filing of a new designation with the Committee. The filing of a new designation shall cancel all designations previously filed.

               8.3 No  Beneficiary  Designation.  If any  Participant  fails  to designate a Beneficiary  in the manner  provided  above,  or if the  Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

               (a) The Participant's surviving spouse;

               (b) The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves issue surviving, then such issue shall take by right of representation the share the parent would have taken if living;

               (c) The Participant's estate.

                                   ARTICLE IX

                                 ADMINISTRATION
                                 --------------

               9.1 Committee; Duties. This Plan shall be administered by the Committee, which shall be the Compensation and Nomination Committee of the Board or such other Committee as the Board may designate. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

               9.2 Agents. The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

               9.3 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation, and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive, and binding upon all persons having any interest in the Plan.

               9.4 Indemnity of Committee. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to this Plan on account of such person's service on the Committee, except in the case of gross negligence or willful misconduct.

                                   ARTICLE X

                                CLAIMS PROCEDURE
                                ----------------

               10.1 Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing as soon as practicable.

               10.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

               (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c) An explanation of the Plan's claim review procedure.

               10.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee which may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

               10.4 Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.


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

                                   ARTICLE XI

                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

               11.1 Amendment. The Board may at any time amend the Plan by written instrument, notice of which shall be given to all Participants and to Beneficiaries receiving installment payments. However, no amendment shall reduce the amount accrued in any Account to the date such notice of the amendment is given.

               11.2 Company's Right to Terminate. The Board may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan or potential payments thereunder would not be in the best interests of the Company.

               (a) Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Participation Agreements. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to Participation Agreements entered into prior to the effective date of such partial termination.

               (b) Complete Termination. The Board may completely terminate the Plan by instructing the Committee not to accept any additional Participation Agreements, and by terminating all ongoing deferrals. If such a complete termination occurs, the Plan shall cease to operate and the Company shall pay out each Account. Payment shall be made as a lump sum or in equal monthly installments over the following period, based on the Account balance:

                  Account Balance                                 Payout Period
                  ---------------                                 -------------

               Less than $100,000                                   Lump Sum

               $100,000 but less than $500,000                      3 Years

               $500,000 or more                                     5 Years

               Earnings at the appropriate rate shall continue to be credited on the unpaid balance in each Account.

                                   ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

               12.1 Unfunded Plan. This Plan is an unfunded plan maintained to provide deferred compensation benefits for non-employee Directors of the Company and therefore is exempt from the provisions of the Employee Retirement Income Security Act of 1974.

               12.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors, and assigns shall have no secured legal or equitable rights, interest, or claims in any property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Company. Except as provided in Section 12.3, such policies, annuity contracts, or other assets of the Company shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligations under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

               12.3 Trust Fund. At its discretion, the Company may establish one
(1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of benefits owed under the Plan. Although such a trust shall be irrevocable, its assets shall be held for payment of all the Company's general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, the Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of the Company. Notwithstanding the existence of such a trust, it is intended that the Plan be unfunded for tax purposes.

               12.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

               12.5 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the state of Oregon.

               12.6 Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

               12.7 Notice. Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed as given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to the Company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in the Company's records.

               12.8 Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase, or otherwise, acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.



Date signed:                                 WILLAMETTE INDUSTRIES, INC.



------------------------------, 1999         By---------------------------------
                                                 Executive Vice President